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                                                                   Exhibit 13(a)


                         Metropolitan Life Insurance Company

                                Power of Attorney

                                 John M. Keane
                                    Director


     KNOW ALL MEN BY THESE PRESENTS, that I, Director of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.


     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2003.


                                        /s/ John M. Keane
                                        -----------------------------------
                                        John M. Keane (Signature)





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                      Metropolitan Life Insurance Company

                               Power of Attorney

                               William J. Wheeler
                            Executive Vice President
                          and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, Security Equity Separate Account Thirteen, Security Equity Separate Account Twenty-Six, Security Equity Separate Account Twenty-Seven, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of December, 2003.

                                               /s/ William J. Wheeler
                                               --------------------------
                                               Signature
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                      Metropolitan Life Insurance Company

                               Power of Attorney

                            Joseph J. Prochaska, Jr.
                             Senior Vice president
                          and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby appoint Gwenn L. Carr, John E. Connolly, Jr., James L. Lipscomb, Christopher P. Nicholas, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with Metropolitan Life Separate Account UL, Metropolitan Life Separate Account E, The New England Variable Account, New England Variable Annuity Fund I, New England Life Retirement Investment Account, Security Equity Separate Account Thirteen, Security Equity Separate Account Twenty-Six, Security Equity Separate Account Twenty-Seven, or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attornys-in-fact or any of them may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2003.

                                             /s/ Joseph J. Prochaska, Jr.
                                             ------------------------------
                                             Signature